UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2020 (October 27, 2020)

Mallard Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39611	84-4904992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19701 Bethel Church Road, Suite 302
Cornelius, NC 28031
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (813) 407-0444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant entitling the holder to purchase one-half of one share of Common Stock	MACUU	The NASDAQ Stock Market LLC

Common Stock, par value $0.0001 per share	MACU	The NASDAQ Stock Market LLC

Warrants, each exercisable for one-half share of Common Stock for $11.50 per whole share	MACUW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 29, 2020, Mallard Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“ Common Stock”), and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one-half share of Common Stock for $11.50 per whole share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $110,000,000. Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters in the IPO, a 45-day option to purchase up to 1,650,000 additional Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-248939) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 21, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated October 27, 2020, by and among the Company and Chardan Capital Markets, LLC , as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 27, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 27, 2020, by and among the Company, its officers, its directors and the Company’s sponsor, Mallard Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 27, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 27, 2020, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Subscription Agreement, dated October 27, 2020 (the “Sponsor Warrant Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Warrant Subscription Agreement, the Company completed the private sale of an aggregate of 10,000,000 Warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $0.50 per Private Placement Warrant, generating gross proceeds to the Company of $5,000,000. The Private Placement Warrants (and the underlying securities) are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination and except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2020, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $111,100,000 (which amount includes $3,850,000 of the underwriters’ deferred discount) was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants that are deposited in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our amended and restated certificate of incorporation (i) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if it does not complete our initial business combination within 18 months from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (c) the redemption of the Company’s public shares if it is unable to complete an business combination within 18 months from the closing of the IPO, subject to applicable law.

On October 27, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 29, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 27, 2020, by and among the Company and Chardan Capital Markets, LLC, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated October 27, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 27, 2020, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated October 27, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 27, 2020, by and among the Company and the Sponsor.

10.4	Private Placement Warrants Subscription Agreement, dated October 27, 2020, by and between the Company and the Sponsor.

99.1	Press Release, dated October 27, 2020.

99.2	Press Release, dated October 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mallard Acquisition Corp.

	By:	/s/ P. Jeffrey Leck
		Name:	P. Jeffrey Leck
		Title:	Chief Executive Officer, President and Director

Dated: October 29, 2020

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